Exhibit 99.1

HPI LIMITED

FINANCIAL STATEMENTS

2007

HPI Limited

Contents

		Page
Directors and officer as of 19 December 2008		1

Report of Independent Auditors		2

Accounting policies		3

Income statement		7

Statement of recognised income and expense		8

Balance sheet		9

Reconciliation of movements in shareholder’s equity		10

Cash flow statement		11

Notes to the financial statements

1	Profit before tax	12

2	Net finance income	12

3	Employee information	13

4	Tax	13

5	Investments in subsidiaries	14

6	Property and equipment	14

7	Trade and other receivables	15

8	Tax assets and liabilities	16

9	Trade and other payables	16

10	Other liabilities	17

11	Obligations under finance leases	17

12	Provisions	17

13	Ordinary share capital	18

14	Other reserves	18

15	Commitments	19

16	Pension obligations	19

17	Cash flow statement	20

18	Risk management policies	21

19	Capital structure	24

20	Related party transactions	25

21	Post balance sheet events	26

HPI Limited

Directors and officer as of 19 December 2008

Directors:

T Aquila

J Brady

J Doyle

R Giger

Officer:

Company Secretary:

J Doyle

Auditor:

Ernst & Young LLP

Registered Auditor

1 More London Place

London

SE1 2AF

Registered office:

30 St Mary Axe

London

EC3A 8AF

Registered in England and Wales: No. 4068979

Report of Independent Auditors

The Board of Directors and Shareholders of HPI Limited

We have audited the accompanying balance sheet of HPI Limited (the “Company”) as of December 31, 2007, and the related statements of income, recognized income and expense, reconciliation of shareholders’ equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

The unaudited financial statements for the nine month periods ended September 30, 2008 and 2007, and as of September 30, 2008 (Exhibit 99.2), contains information that we did not audit or review and, accordingly, we do not express an opinion or any other form of assurance on that data.

The Company’s financial statements do not include disclosure of the balance sheet of HPI Limited as of December 31, 2006, and the related statements of income, recognized income and expense, reconciliation of shareholders’ equity, and cash flows for the year then ended. Disclosure of these statements is required under International Financial Reporting Standard 1.

In our opinion, except for the omission of the information discussed in the preceding paragraph, the financial statements referred to above present fairly, in all material respects, the financial position of HPI Limited at December 31, 2007 and the results of its operations and its cash flows for the year then ended in conformity with International Financial Reporting Standards as issued by the International Accounting Standards Board.

/s/ ERNST & YOUNG LLP

London, England

March 3, 2009

HPI Limited

Accounting policies

The Company is a limited liability company incorporated and domiciled in Great Britain. Its principal activity is provision of information and services to the automotive industry and consumer market, in the UK, including vehicle provenance data.

The principal accounting policies adopted in the preparation of these financial statements are set out below.

(A)	Basis of presentation

The financial statements have been prepared in accordance with International Financial Reporting Standards (“IFRS”) and International Accounting Standards (“IAS”) as adopted by the International Accounting Standards Board (“IASB”), applicable at 31 December 2007.

The financial statements are stated in British pounds, which is the Company’s functional and presentation currency. Unless otherwise noted, the amounts shown in these financial statements are in thousands of British pounds (“£000”). The Company is exempt from preparing group accounts by virtue of IAS 27 as it is a wholly owned subsidiary.

The financial statements present information about the Company as an individual undertaking and not about its participation in the Aviva plc group (the “Group”).

(B)	Use of estimates

The preparation of financial statements requires the Company to make estimates and assumptions that affect items reported in the balance sheet and income statement and the disclosure of contingent assets and liabilities at the date of the financial statements. Although these estimates are based on management’s best knowledge of current facts, circumstances and, to some extent, future events and actions, actual results ultimately may differ from those estimates, possibly significantly.

(C)	Subsidiaries

Subsidiaries are those entities (including Special Purpose Entities) in which the Company, directly or indirectly, has power to exercise control over financial and operating policies in order to gain economic benefits. In the balance sheet, subsidiaries are stated at their fair values, estimated using applicable valuation models underpinned by Aviva plc’s market capitalisation. Aviva plc is the ultimate parent company of the Company. These investments are classified as available for sale (“AFS”) financial assets, with changes in their fair value being recorded in a separate investment revaluation reserve within equity. Impairments in the value below cost are charged to the income statement.

(D)	Revenue recognition

Revenue represents income from the sale of vehicle provenance data on a transactional basis with income recorded upon provision of the service. Subscription revenue is recognised evenly over the subscription term. Any income received in advance is treated as deferred income and included in other liabilities.

Interest income is recognised on a time proportion basis using the effective interest method.

HPI Limited

Accounting policies (continued)

(E)	Property and equipment

Owner-occupied properties are carried at their revalued amounts, which are supported by market evidence, and movements are taken to a separate reserve within equity. When such properties are sold, the accumulated revaluation surpluses are transferred from this reserve to retained earnings. All other items classed as property and equipment within the balance sheet are carried at historical cost less accumulated depreciation.

No depreciation is provided on owner-occupied properties since such depreciation would be immaterial. Depreciation is calculated on the straight-line method to write down the cost of other assets to their residual values over their estimated useful lives as follows:

Computer equipment:	Three to five years
Office equipment:	Five years
Fixtures and fittings:	Five years

Where the carrying amount of an asset is greater than its estimated recoverable amount, it is written down immediately to its recoverable amount. Gains and losses on disposal of property and equipment are determined by reference to their carrying amount and are taken into account in determining operating profit.

All borrowing costs are expensed as they are incurred. Repairs and maintenance are charged to the income statement during the financial period in which they are incurred.

(F)	Impairment of non-financial assets

Property and equipment and other non-financial assets are reviewed for impairment losses whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. An impairment loss is recognised for the amount by which the carrying amount of the asset exceeds its recoverable amount, which is the higher of an asset’s net selling price and value in use. For the purposes of assessing impairment, assets are grouped at the lowest level for which there are separately identifiable cash flows.

(G)	Derecognition and offset of financial assets and financial liabilities

A financial asset (or, where applicable, a part of a financial asset or part of a group of similar financial assets) is derecognised where:

(i)	the rights to receive cash flows from the asset have expired;

(ii)	the Company retains the right to receive cash flows from the asset, but has assumed an obligation to pay them in full without material delay to a third party under a “pass-through” arrangement; or

(iii)	the Company has transferred its rights to receive cash flows from the asset and either:

(a)	has transferred substantially all the risks and rewards of the asset; or

(b)	has neither transferred nor retained substantially all the risks and rewards of the asset, but has transferred control of the asset.

A financial liability is derecognised when the obligation under the liability is discharged, cancelled or expires.

Financial assets and liabilities are offset and the net amount reported in the balance sheet when there is a legally enforceable right to set off the recognised amounts and there is an intention to settle on a net basis, or realise the asset and settle the liability simultaneously.

HPI Limited

Accounting policies (continued)

(H)	Trade receivables

Trade receivables are recognised initially at fair value and subsequently measured at amortised cost using the effective interest method, less provision for impairment. A provision for impairment of trade receivables is established when there is objective evidence that the Company will not be able to collect all amounts due according to the original terms of receivables. The amount of the provision is the difference between the asset’s carrying amount and the present value of the estimated future cash flows, discounted at the effective interest rate. The amount of the provision is recognised in the income statement.

(I)	Cash and cash equivalents

Cash and cash equivalents consist of cash at banks and in hand, deposits held at call with banks, treasury bills and other short-term highly liquid investments that are readily convertible to known amounts of cash and which are subject to an insignificant risk of change in value. Such investments are normally those with less than three months’ maturity from the date of acquisition, and include certificates of deposit.

(J)	Leases

Leases in which a significant portion of the risks and rewards of ownership are retained by the lessor, are classified as operating leases. Payments made under operating leases (net of any incentives received from the lessor) are charged to the income statement on a straight-line basis over the period of the lease.

Leases of equipment, where the Company has substantially all the risks and rewards of ownership, are classified as finance leases. Finance leases are capitalised at the lease’s inception at the lower of the fair value of the leased property and the present value of the minimum lease payments. Each lease payment is allocated between the liability and finance charges so as to achieve constant rate on the finance balance outstanding. The corresponding rental obligations, net of finance charges, are included in other long-term payables. The interest element of the finance cost is charged to the income statement over the lease period so as to produce a constant periodic rate of interest on the remaining balance of the liability for each period. The equipment acquired under finance leases is depreciated over the shorter of the useful life of the asset or the lease term.

(K)	Income taxes

The current tax expense is based on the taxable profits for the year, after any adjustments in respect of prior years. Tax, including tax relief for losses if applicable, is allocated over profits before taxation and amounts charged or credited to reserves as appropriate.

Provision is made for deferred tax liabilities, or credit taken for deferred tax assets, using the liability method, on all temporary differences between the tax bases of assets and liabilities and their carrying amounts in the financial statements.

The principal temporary differences arise from provisions and depreciation in excess of capital allowances. The rates enacted or substantively enacted at the balance sheet date are used to determine the deferred tax.

Deferred tax assets are recognised to the extent that it is probable that future taxable profit will be available against which the temporary differences can be utilised.

Deferred tax related to fair value re-measurement of owner-occupied properties and other amounts taken directly to equity is recognised in the balance sheet as a deferred tax asset or liability.

HPI Limited

Accounting policies (continued)

(L)	Employee benefits

The Company makes contributions to defined contribution pension plans, the assets of the schemes being held separately from the assets of the Company. The Company contributions are charged to the income statement in the year to which they relate and are included in staff costs. Differences between contributions payable in the year and contributions actually paid are shown as either accruals or prepayments in the balance sheet.

(M)	Provisions and contingent liabilities

Provisions are recognised when the Company has a present legal or constructive obligation as a result of past events, it is probable that an outflow of resources embodying economic benefits will be required to settle the obligation, and a reliable estimate of the amount of the obligation can be made. Where the Company expects a provision to be reimbursed, for example for environmental restoration, restructuring costs and legal claims, the reimbursement is recognised as a separate asset but only when the reimbursement is more probable than not.

The Company offers customers a warranty against potential losses arising from errors in the accuracy and quality of data provided to the customer. The Company bears the risk of warranty claims itself. The provision at the end of each accounting period is expected to be utilised within the next two years.

Contingent liabilities are disclosed if there is a possible future obligation as a result of a past event, or if there is a present obligation as a result of a past event but either a payment is not probable or the amount cannot be reliably estimated.

(N)	Share capital and dividends

Equity instruments

An equity instrument is a contract that evidences a residual interest in the assets of an entity after deducting all of its liabilities. Accordingly, a financial instrument is treated as equity if:

(i)	there is no contractual obligation to deliver cash or other financial assets or to exchange financial assets or liabilities on terms that may be unfavourable; and

(ii)	the instrument will not be settled by delivery of a variable number of shares or is a derivative that can be settled other than for a fixed amount of cash, shares or other financial assets.

Dividends

Interim dividends on ordinary shares are recognised in equity in the period in which they are paid. Final dividends on these shares are recognised when they have been approved by shareholders.

HPI Limited

Income statement

For the year ended 31 December 2007

	Note	2007
		£000
Revenue		25,560

Cost of sales		(2,210)

Gross profit		23,350

Administrative expenses		(14,674)

Operating profit		8,676

Finance costs	2	(52)

Interest receivable	2	1,730

Profit before tax	1	10,354

Tax expense	4	(3,170)

Profit for the year		7,184

The accounting policies on pages 3 to 6 and notes on pages 12 to 26 are an integral part of these financial statements.

HPI Limited

Statement of recognised income and expense

For the year ended 31 December 2007

	Note	2007
		£000
Fair value gains on owner-occupied properties		—

Aggregate tax effect	4	11

Net income recognised directly in equity		11

Profit for the year		7,184

Total recognised income and expense for the year		7,195

The accounting policies on pages 3 to 6 and notes on pages 12 to 26 are an integral part of these financial statements.

HPI Limited

Balance sheet

As at 31 December 2007

	Note	2007
		£000
ASSETS

Non-current assets
Investments in subsidiaries	5	—
Property and equipment	6	3,989

		3,989

Current assets
Trade and other receivables	7	21,063
Cash and cash equivalents	17(b)	34,720

		55,783

LIABILITIES

Current liabilities
Trade and other payables	9	(5,493)
Other liabilities	10	(2,732)
Provisions	12	(970)

		(9,195)

Net current assets		46,588

Non-current liabilities
Trade and other payables	9	—
Liability for current tax	8	(3,198)
Deferred tax liabilities	8	—
Provisions	12	(844)

		(4,042)

Net assets		46,535

EQUITY

Ordinary share capital	13	30
Share premium		2,775
Other reserves	14	634
Retained earnings		43,096

Total equity		46,535

The accounting policies on pages 3 to 6 and notes on pages 12 to 26 are an integral part of these financial statements.

Audited balance sheet of HPI Limited as of December 31, 2007, and the related statements of income, recognized income and expense, reconciliation of shareholders’ equity, and cash flows for the year then ended approved by HPI Limited’s Board of Directors on March 2, 2009.

Director   /s/ JASON BRADY

HPI Limited

Reconciliation of movements in shareholder’s equity

For the year ended 31 December 2007

	Ordinary share capital	Share premium	Other reserves	Retained earnings	Total equity
	£000	£000	£000	£000	£000
Balance at 1 January 2007	30	2,775	623	35,912	39,340

Total recognised income and expense for the year	—	—	11	7,184	7,195

Total movements in the year	—	—	11	7,184	7,195

Balance at 31 December 2007	30	2,775	634	43,096	46,535

The accounting policies on pages 3 to 6 and notes on pages 12 to 26 are an integral part of these financial statements.

HPI Limited

Cash flow statement

For the year ended 31 December 2007

	Note	2007
		£000
Cash flows from operating activities

Net cash inflow from operating activities	17(a)	10,216
Tax (paid)/ received		—

Net cash from operating activities		10,216

Cash flows from investing activities

Purchases of property and equipment		(494)
Interest received		1,730

Net cash from investing activities		1,236

Cash flows from financing activities

Payments of finance lease liabilities		(714)
Interest paid		(52)

Net cash used in financing activities		(766)

Net increase in cash and cash equivalents		10,686
Cash and cash equivalents at 1 January		24,034

Cash and cash equivalents at 31 December	17(b)	34,720

The accounting policies on pages 3 to 6 and notes on pages 12 to 26 are an integral part of these financial statements.

HPI Limited

Notes to the financial statements

1.	Profit before tax

The following items have been included in arriving at profit before tax:

2007
£000
Depreciation of property and equipment
- Owned assets	(496)
- Under finance leases and hire purchase contracts	(643)
Loss on disposal of fixed assets	(22)
Other operating lease rentals payable
- Equipment	(147)
- Property	(15)
Cost and efficiency programme (note 12)	(2,596)

2.	Finance income

2007
£000
Interest income:
Bank interest receivable	1,730

Finance costs:
Interest payable on finance leases	(52)

Net finance income	1,678

HPI Limited

Notes to the financial statements (continued)

3.	Employee information

The average number of persons employed by the Company during the year was:

2007
Number
Management	25
Operation	128
IT	33

186

Total staff costs were:

2007
£000
Wages and salaries	5,118
Social security costs	270
Defined contribution schemes (note 16)	214

5,602

These costs were charged within administrative expenses.

4.	Tax

(a)	Tax charged to the income statement

2007
£000
Current tax:
For this year	3,198
Prior period adjustments	(28)

Total current tax	3,170

Total tax charged to income statement	3,170

(b)	Tax credited to equity

2007
£000
Deferred tax:
In respect of unrealised gains on owner occupied properties	(11)

Total tax credited to equity	(11)

HPI Limited

Notes to the financial statements (continued)

4.	Tax (continued)

(c)	Tax reconciliation

The tax on the Company’s profit before tax differs from the theoretical amount that would arise using the tax rate in the United Kingdom as follows:

2007
£000
Profit before tax	10,354

Tax calculated at standard UK corporation tax rate of 30%	3,106
Adjustment to tax charge in respect of prior years	(28)
Disallowable expenses	17
Depreciation in excess of capital allowances	(8)
Other deferred tax movements	55
Impact of change in tax rate and tax laws	28

Total tax charged to income statement (note 4(a))	3,170

5.	Investments in subsidiaries

The Company has no investments in subsidiaries at 31 December 2007.

6.	Property and equipment

	Owner - occupied properties	Office equipment	Fixtures and fittings	IT equipment	Total
	£000	£000	£000	£000	£000
2007
Cost or valuation
At 1 January 2007	3,217	191	529	7,783	11,720
Additions	—	78	1	415	494
Disposals	—	(1)	—	(370)	(371)

At 31 December 2007	3,217	268	530	7,828	11,843

Depreciation
At 1 January 2007	—	150	439	6,475	7,064
Charge for the year	—	28	40	1,071	1,139
Disposals	—	(1)	—	(348)	(349)

At 31 December 2007	—	177	479	7,198	7,854

Carrying amount
At 31 December 2007	3,217	91	51	630	3,989

HPI Limited

Notes to the financial statements (continued)

6.	Property and equipment (continued)

Owner-occupied properties are stated at their revalued amounts as assessed by qualified external valuers at 31 December 2005 plus cost of additions since that valuation. Donaldsons LLP undertook valuations of the two properties owned by the Company on the basis of existing use, being the estimated arms-length value at which the properties could be exchanged with vacant possession and without allowing for alternatives to their current use.

If owner-occupied properties were stated on a historical cost basis, the carrying amount would be as follows:

2007
£000
Cost	2,765
Accumulated depreciation	(653)

Carrying amount	2,112

The category of IT equipment includes the following amounts where the Company is a lessee under a finance lease:

2007
£000
Cost-capitalised finance leases	2,564
Accumulated depreciation	(2,533)

Net book amount	31

7.	Trade and other receivables

2007
£000
Trade receivables	2,311
Prepayments and accrued income	1,192
Receivables from related parties (note 20 (a)(i))	17,558
Other debtors	2

21,063

Expected to be settled within one year	21,063

Concentration of credit risk with respect to receivables is limited due to the size and spread of the Company’s trading base. No further credit risk provision is therefore required in excess of the normal provision for doubtful receivables.

HPI Limited

Notes to the financial statements (continued)

8.	Tax assets and liabilities

(a)	General

Liabilities for current tax of £3,198 thousand are payable in more than one year.

The Company has temporary differences of £1,407 thousand to carry forward against future taxable income. These arise primarily in relation to accelerated capital allowances, warranty and bonus provisions.

(b)	Deferred taxes

2007
£000
(i) The deferred tax liability at the period end comprises:

Unrealised gains on owner-occupied properties	—

Net deferred tax liability	—

(ii) The movement in the net deferred tax liability was as follows:

Net liability at start of period	11
Amounts credited to equity (note 4(b))	(11)

Net liability at 31 December	—

9.	Trade and other payables

2007
£000
Trade payables	419
Amounts due to related parties (note 20 (a)(ii))	4,333
Social security and other taxes	622
Obligations under finance leases (note 11)	119

5,493

Expected to be settled within one year	5,493
Expected to be settled in more than one year	—

5,493

Amounts due to be settled in more than one year relate to obligations under finance leases which bear finance charges.

HPI Limited

Notes to the financial statements (continued)

10.	Other liabilities

2007
£000
Deferred income	184
Accruals	2,101
Other liabilities	447

2,732

Expected to be settled within one year	2,732

11.	Obligations under finance leases

The Company uses finance leases to acquire equipment. These leases have terms of renewal but no purchase options and escalation clauses. Renewals are at the option of the lessee. Future minimum payments under finance leases are as follows:

2007
£000
Future minimum payments due:
Not later than one year	153
After one year but not more than five years	—

153
Less finance charges allocated to future periods	(34)

Present value of minimum lease payments	119

The present value of minimum lease payments is analysed as follows:

Not later than one year	119
After one year but not more than five years	—

119

12.	Provisions

2007
£000
Warranty provision	327
Software AG provision	1,487
Cost and efficiency provision	—

1,814

Expected to be settled within one year	970
Expected to be settled in more than one year	844

1,814

HPI Limited

Notes to the financial statements (continued)

12.	Provisions (continued)

	Warranty provision	Software AG provision	Cost and efficiency provision	Total
	£000	£000	£000	£000
At 1 January 2007	249	2,200	291	2,740
Additional provisions	185	117	2,650	2,952
Release of provisions	—	—	(54)	(54)

Charge to the income statement	185	117	2,596	2,898
Utilised during the year	(107)	(830)	(2,887)	(3,824)

At 31 December 2007	327	1,487	—	1,814

HPI Limited offers customers a warranty against potential losses arising from any errors in the accuracy and quality of data provided to the customer. HPI Limited bears the risk of warranty claims itself. The warranty provision at 31 December 2007 of £327 thousand is expected to be utilised within the next two years.

The Software AG provision relates to costs in relation to a breach of software licence. The provision is expected to be utilised within the next two years.

The cost and efficiency provision at 1 January 2007 related to restructuring in the Group to reduce duplication and improve efficiency. In 2007, an additional provision of £2,650 thousand was made for costs in exploring IT infrastructure changes under a groupwide cost and efficiency programme that may have delivered significant operational and IT benefits to HPI. It was however decided not to proceed with the project as the risks outweighed potential benefit. After a release of provisions of £54 thousand, the charge to the income statement is £2,596 thousand.

13.	Ordinary share capital

Details of the Company’s ordinary share capital are as follows:

2007
£000
Authorised share capital
5,000,000 ordinary shares of 1 pence each	50

Allotted, called up and fully paid
3,035,002 ordinary shares of 1 pence each	30

14.	Other reserves

2007
£000
Owner-occupied properties’ reserve

Balance at 1 January	623
Fair value gains	—
Aggregate tax effect	11

Balance at 31 December	634

HPI Limited

Notes to the financial statements (continued)

15.	Commitments

(a)	Capital commitments

Contractual commitments which are not recognised in the financial statements, were as follows:

2007
£000
Property and equipment	—

(b)	Operating lease commitments

Future aggregate minimum lease payments under non-cancellable operating leases were as follows:

2007
£000
Within 1 year	9
Later than 1 year and not later than 5 years	362

371

16.	Pension obligations

(a)	Introduction

During the year, the Company operated a Personal Pension Scheme. Employer contributions were made in accordance with individual salaries and the rate has been set at 1% for 18 to 24 years of age, 5% for 25 to 65 years of age and 10% upon completion of 10 years of service, of pensionable salaries. The scheme is a defined contribution scheme. The scheme was closed on 31 March 2007 and a Section 32 Trustee Buyout contract established for the existing and deferred members of the scheme. From 1 April 2007, a contract-based Group Personal Pension scheme was established with Norwich Union Life and Pensions Limited. Employer contributions were made at 3%, with the Company matching employee contributions up to a further 3%. Those employees for whom the Company previously contributed 10%, retain that level of benefit.

In addition, the Company contributes to a life policy to provide death in service benefits for all members of the pension scheme.

(b)	Charges to the income statement

2007
£000
Employer pension contributions	214

HPI Limited

Notes to the financial statements (continued)

17. Cash flow statement

2007
£000

(a)	The reconciliation of profit before tax to the net cash inflow from operating activities is:

Profit before tax	10,354
Adjustments for:
Depreciation of property and equipment	1,139
Loss on sale of property and equipment	22
Profit on disposal of investments	—
Interest receivable	(1,730)
Interest expense on borrowings	52
Changes in working capital:
Decrease in trade and other receivables	2,187
Decrease in other provisions	(926)
Decrease in trade and other payables	(1,086)
Increase in other liabilities	204

Net cash flow from operating activities	10,216

(b)	Cash and cash equivalents in the cash flow statement at 31 December comprised

2007
£000
Cash at bank and in hand	34,720

HPI Limited

Notes to the financial statements (continued)

18. Risk management policies

The Company has established a risk management framework with the primary objective of protecting the Company from events that hinder the sustainable achievement of the Company’s performance objectives, including failing to exploit opportunities. Until 19 December 2008, this framework was operated by a group of companies, “the NUI Group” (including the UK general insurance business carried out within Aviva Insurance Limited and Aviva International Insurance Limited), within the Group, that are engaged in writing general insurance business and in various non-insurance activities in the UK. Risk is categorised as follows:

•	credit

•	liquidity

•	operational

The NUI Group recognises the critical importance of having efficient and effective risk management systems in place. To this end, the NUI Group has an established governance framework, which has three key elements:

•	defined terms of reference for the legal entity Boards and the associated executive management and other committees within the NUI Group;

•	a clear organisational structure with documented delegated authorities and responsibilities from the legal entity Boards to executive management committees and senior management; and

•

adoption of the Group policy framework which sets out risk appetite, risk management, control and business conduct standards for the Group’s worldwide operations. Each policy has a member of senior management who is charged with overseeing compliance with the policy throughout the NUI Group.

The NUI Group monitors risk on an ongoing basis and prepares quarterly reports identifying all material risks, along with information on likelihood, severity and mitigating actions taken or planned. The NUI Group has also developed a framework, using Individual Capital Assessment (“ICA”) principles, for quantifying the impact of risks on economic capital. The ICA combines the results of financial and operating stress tests.

HPI Limited

Notes to the financial statements (continued)

18. Risk management policies (continued)

(i)	Credit risk

Credit risk is the risk of loss in the value of financial assets due to counterparties failing to meet all or part of their obligations.

The Company’s management of credit risk is carried out in accordance with the Group credit risk policy, which includes setting exposure limits and monitoring exposures in accordance with ratings set by credit ratings agencies such as Standard & Poor’s.

Financial assets are graded according to current credit ratings issued. AAA is the highest possible rating. Investment grade financial assets are classified within the range of AAA to BBB ratings. Financial assets which fall outside this range are classified as speculative grade. Credit limits for each counterparty are set based on default probabilities that are in turn based on the rating of the counterparty concerned.

The following table provides information regarding the aggregated credit risk exposure of the Company:

	Credit rating
31 December 2007	AAA	AA	A	BBB	Speculative grade	Not-rated	Carrying value in the balance sheet
	£000	£000	£000	£000	£000	£000	£000
Cash and cash equivalents	34,000	720	—	—	—	—	34,720

At 31 December 2007, trade and other receivables are £21,063 thousand. Of this amount, £17,558 thousand is due from related parties, details of which are set out in note 20.

(ii)	Liquidity risk

The Company’s liquidity position is strong and is further supported through membership of the NUI Group.

HPI Limited

Notes to the financial statements (continued)

18. Risk management policies (continued)

(iii)	Operational risk

Operational risk arises as a result of inadequately controlled internal processes or systems, human error, or from external events. This definition is intended to include the majority of risks the Company is exposed to, other than the financial risks described above and strategic and Company risks considered elsewhere. Only financial instrument risk requires quantification under IFRS and consequently no quantification of operational risk is provided.

Operational risks include information technology, information security, human resources, project management, outsourcing, tax, legal, financial crime and compliance risks. Until 19 December 2008, in accordance with Group policies, business unit management has primary responsibility for the effective identification, management, monitoring and reporting of risks to the business unit executive management team and to the Group. The NUI Group risk management and governance function is responsible for implementing the Group risk management methodologies and frameworks to assist line management in this work. It also provides support and independent challenge on the completeness, accuracy and consistency of risk assessments, and the adequacy of mitigating action plans. As a result, the business unit executive management team satisfies itself that material risks are being mitigated and reported to an acceptable level.

Operational risks are assessed according to the potential impact and probability of the event concerned. These impact assessments are made against financial, operational and reputational criteria.

HPI Limited

Notes to the financial statements (continued)

19. Capital structure

The Company maintains an efficient capital structure from equity shareholder’s funds, consistent with the Company’s overall risk profile and market requirements of the business. This note describes the way the Company manages capital and shows where this is employed.

(a)	General

IFRS underpins the Company’s capital structure and accordingly, the capital structure is analysed on this basis.

(b)	Capital management

In managing its capital, the Company seeks to:

(i) match the profile of its assets and liabilities, taking account of the risks inherent in each business;

(ii) maintain financial strength to support new business growth;

(iii) retain financial flexibility by maintaining strong liquidity; and

(iv) allocate capital efficiently to support growth and repatriate excess capital where appropriate.

The Company considers not only the traditional sources of capital funding, but alternative sources when assessing its deployment and usage of capital.

(c)	Measure of capital

The Company is required to report its results on an IFRS basis.

(d)	Capital structure

IFRS net assets
2007
£000
Provision of information and services to the automotive industry and consumer market.	46,535

Total capital employed	46,535

Financed by

Equity shareholder’s funds	46,535

HPI Limited

Notes to the financial statements (continued)

20. Related party transactions

(a)	The Company provides information and services, including vehicle provenance data to fellow Group undertakings.

(i)	Services provided to related parties

	2007
	Income earned in year	Receivable at year end
	£000	£000
Fellow subsidiaries	2,417	17,558

The related parties’ receivables were not secured and no guarantees were received in respect thereof. The receivables were settled in accordance with the terms of the sale of the Company to HPI Holding Ltd. on 19 December 2008.

(ii)	Services provided by related parties

	2007
	Expense incurred in year	Payable at year end
	£000	£000
Fellow subsidiaries	400	4,333

Services provided by related parties relate to property management and software maintenance. In addition, the Company was charged £2,974,020 in respect of tax losses with an equivalent value surrendered by fellow subsidiaries. The payables were settled in accordance with the terms of the sale of the Company to HPI Holding Ltd. on 19 December 2008.

(iii)	Key management compensation

During 2007, with the exception of one director, all directors were remunerated as employees by Aviva Employment Services Limited. Their remuneration is recharged to all operating divisions of the Group under management service agreements and no cost is borne by the Company for the services of the directors in their capacity as directors.

In respect of the one director remunerated by the Company, management compensation comprised:

£000
Aggregate emoluments	237
Pension contributions	175

412

(b)	Immediate parent undertaking

Until 19 December 2008, the Company’s immediate parent undertaking is RAC plc, registered in England and Wales. From 19 December 2008, the Company’s immediate parent undertaking is HPI Holding Ltd., registered in England and Wales.

HPI Limited

Notes to the financial statements (continued)

20. Related party transactions (continued)

(c)	Ultimate controlling entity

Until 19 December 2008, the ultimate controlling entity is Aviva plc. Its Annual Report and Accounts are available on application to the Group Company Secretary, Aviva plc, St Helen’s, 1 Undershaft, London EC3P 3DQ. From 19 December 2008, the ultimate controlling entity is Solera Holdings, Inc.

21. Post balance sheet events

On 24 April 2008, as part of a reorganisation, the entire issued share capital of the Company was transferred from Norwich Union Consumer Products Limited to Aviva International Insurance Limited (“AII”) for consideration of £141,800 thousand.

On 31 July 2008 the entire issued share capital of the Company was transferred from AII to RAC plc for a consideration of £99,800,000.

On 19 December 2008 the entire share capital of the Company was acquired by HPI Holding Ltd., a member of the Solera Holdings, Inc. group.